EXHIBIT 10.03

PRIME EXECUTIONS. INC.
40 WALL ST, 58th FLOOR, NEW YORK, NY 10005
TEL: (212) 980-4400 FAX: (646) 390-3100

January 2, 2024

MEMORANDUM FOR RECORD

RE:    Increase/Compensation Wotczak - 2024

The purpose of this memo is to document that the following employees of Prime Executions, Inc. have been granted salary increases effective 1 January 2024:

•Robert Wotczak - $650,000/yr. (was $400,000/yr.)

Sincerely,
/signed/ Duane T. Penfold
Duane T. Penfold
Chief Operating Officer

Cc: Robert Wotczak